                                                                  EXHIBIT 10.6

________________________________________________________________________________


                     WARRANT REGISTRATION RIGHTS AGREEMENT


                                     among


                              MERRILL LYNCH & CO.
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                           CHASE SECURITIES INC. and
                       MORGAN STANLEY & CO. INCORPORATED



                         Dated as of February 19, 1998

________________________________________________________________________________

                     WARRANT REGISTRATION RIGHTS AGREEMENT

          WARRANT REGISTRATION RIGHTS AGREEMENT, dated as of February 19, 1998 (this "Agreement"), among DIVA SYSTEMS CORPORATION, a Delaware corporation (the
       ---------
"Company"), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
 -------
Incorporated ("Merrill Lynch"), Chase Securities Inc. and Morgan Stanley & Co.
               -------------
Incorporated (collectively, the "Initial Purchasers").
                                 ------------------

          Pursuant to the terms of a Units Purchase Agreement, dated February 11, 1998 (the "Purchase Agreement"), among the Company and the Initial
               ------------------
Purchasers, the Company has agreed to issue and sell to the Initial Purchasers an aggregate of 1,214,994 warrants (the "Initial Purchaser Warrants"), each
                                         --------------------------
warrant (a "Warrant") initially entitling the holder thereof to purchase one
            -------
share of Common Stock (as defined below) of the Company at an exercise price of $.01 per share, as part of 404,998 units (the "Units"), each Unit consisting of
                                               -----
one 12 5/8% Senior Discount Note due 2008 of the Company (each a "Note" and
                                                                  ----
collectively, the "Notes") to be issued pursuant to the provisions of an
                   -----
Indenture dated as of February 19, 1998 (the "Indenture") between the Company,
                                              ---------
as issuer, and The Bank of New York, as trustee, and three Warrants. Pursuant to the terms of an exchange offer memorandum and accompanying transmittal form from the Company to the holders of the Company's outstanding 1996 Notes (the

"Exchange Noteholders"), the Company has agreed to issue to the Exchange
---------------------
Noteholders an aggregate of 174,006 Warrants (the "Exchange Warrants" and,
                                                   -----------------
together with the Initial Purchaser Warrants, the "Warrants"), as part of 58,002
                                                   --------
Units.

          The Note and the three Warrants included in each Unit will become separately transferable at the close of business upon the earliest to occur of
(i) the date that is six months following the Closing Date (as defined below),
(ii) the commencement of an exchange offer with respect to the Notes undertaken pursuant to the Notes Registration Rights Agreement (as defined below), (iii) the effectiveness of a shelf registration statement with respect to resales of the Notes, (iv) the commencement of an Offer to Purchase the Notes (as defined below) and (v) such earlier date as determined by Merrill Lynch in its sole discretion (the "Separation Date").
                 ---------------

          In consideration of the foregoing and of the mutual agreements contained herein and in the Purchase Agreement, the Company and the Initial Purchasers hereby agree as follows:

          1. Definitions.
             -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Auditors" means, at any time, the independent auditors of the Company at such time.

          "Board" means the board of directors of the Company from time to time.

          "Closing Date" means the date hereof.

          "Comfort Letter" has the meaning specified in Section 3 hereof.

          "Commission" means the United States Securities and Exchange
Commission.

          "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

          "Common Shares" means the shares of the Common Stock of the Company.

          "Company" has the meaning specified in the preamble to this Agreement.

          "Company Shares" has the meaning specified in Section 2 hereof.

          "Cutback Notice" has the meaning specified in Section 2 hereof.

          "Exchange Noteholders" has the meaning specified in the preamble to this Agreement.

          "Expiration Date" means the second anniversary of the Closing Date.

          "Holders" means the record holders of the Warrants and the holders of Common Shares (or other securities) received upon exercise thereof.

          "Indenture" has the meaning specified in the recitals to this Agreement.

          "Initial Public Offering" means the first firmly underwritten initial public offering of the Common Stock of the Company registered under the Securities Act.

          "Initial Purchasers" has the meaning specified in the preamble to this Agreement.

          "Managing underwriter" has the meaning specified in Section 2 hereof.

          "Maximum Shares" has the meaning specified in Section 2 hereof.

          "Maximum Secondary Shares" has the meaning specified in Section 2 hereof.

          "Notes" has the meaning specified in the recitals to this Agreement.

          "Notes Registration Rights Agreement" means the Registration Rights Agreement dated the Closing Date among the Company and the Initial Purchasers relating to the Notes.

          "Opinion" has the meaning specified in Section 3 hereof.

          "Other Shares" has the meaning specified in Section 2 hereof.

          "Piggy-back Registration Rights" has the meaning specified in Section 2 hereof.

          "Purchase Agreement" has the meaning specified in the recitals to this Agreement.

          "Registration Statement" has the meaning specified in Section 2 hereof.

          "Resale Shelf" has the meaning specified in Section 3 hereof.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Shelf Expiration Date" has the meaning specified in Section 3 hereof.

          "Stockholder Rights Agreement" means the Stockholders Rights Agreement, dated February 19, 1998, among the Company and the holders of certain securities of the Company, as amended from time to time.

          "SRA Holders" means the holders of convertible securities of the Company entitled to registration rights with respect to the shares of Common Stock issued upon conversion of such securities pursuant to the Stockholders Rights Agreement.

          "Underlying Securities" means the Common Shares (or other securities) issuable upon the exercise of the Warrants pursuant to the Warrant Agreement.

          "Units" has the meaning specified in the recitals to this Agreement.

          "Warrant" has the meaning specified in the recitals to this Agreement.

          "Warrant Agent" means The Bank of New York, a bank and trust company organized under the laws of the State of New York, as warrant agent under the Warrant Agreement.

          "Warrant Agreement" means the Warrant Agreement dated as of the Closing Date between the Company and the Warrant Agent.

          "Warrant Registration Statement" has the meaning specified in Section 3 hereof.

          "Warrant Shares" has the meaning specified in Section 2 hereof.

          "1996 Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement dated as of May 15, 1996 among the Company and Smith Barney Inc. and Toronto Dominion Securities (USA) Inc., as amended by Amendment No. 1 thereto dated as of February 19, 1998.

          "1996 Notes" means the Company's 13% Subordinated Discount Notes due 2006.

          "1996 Warrantholders" means the holders of securities the Company entitled to registration rights with respect to such securities pursuant to the 1996 Warrant Rights Agreement.

          2. Piggy-Back Registration Rights.
             ------------------------------

          (a) If prior to the Shelf Expiration Date, the Company proposes to file a registration statement with the Commission respecting an offering of any shares of Common Stock (or other securities issuable upon exercise of the Warrants) for cash (other than an offering registered solely on Form S-4 or S-8 or any successor form thereto and other than the initial public offering of shares of Common Stock (or other securities issuable upon exercise of the Warrants) if no stockholder of the Company participates therein), the Company shall give prompt written notice to all the Holders of Warrants or Common Shares or such other securities received upon exercise of Warrants at least 15 days prior to the initial filing of the registration statement relating to such offering (the "Registration Statement"). Each such Holder shall have the right,
               ----------------------
within 15 days after delivery of such notice, to request in writing that the Company include all or a portion of such of the Common Shares issuable upon exercise of such Holder's Warrants, such other securities as shall be issuable upon the exercise of the Warrants, or the Common Shares or such other securities previously received upon the exercise thereof pursuant to the Warrant Agreement, in each case to the extent that such Common Shares or other securities would be (upon issuance) or are, as the case may be, subject to restrictions on transfer ("Warrant Shares"), in such Registration Statement ("Piggy-back Registration
  --------------                                     -----------------------
Rights").  The Company shall include in such Registration Statement all of the
------
Warrant Shares that a Holder has requested be included; provided, however, that
                                                        --------  -------
the Company shall not be obligated to include in such Registration Statement any Warrant Shares of such Holder that will not be sold to the underwriters pursuant to Section 2(d) of this

Agreement if and to the extent that the Commission shall object in writing to the inclusion of such Warrant Shares in such Registration Statement. If the Holder of any such Warrant Shares has requested to sell its Warrant Shares to the underwriters of such offering pursuant to Section 2(d) of this Agreement and the underwriter for the public offering or the underwriter managing the public offering (in either case, the "managing underwriter") delivers a notice (a
                               --------------------
"Cutback Notice") pursuant to Section 2(b) or 2(c) hereof, any Warrant Shares
 ------- ------
not included in such public offering due to any Cutback Notice shall be included in such Registration Statement (unless the Commission objects in writing to the inclusion of such Warrant Shares in such Registration Statement) but not sold to the underwriter(s) of such public offering under Section 2(d) of this Agreement, and will be subject to any restrictions on transfer set forth in the Warrant Agreement. The managing underwriter may deliver one or more Cutback Notices at any time prior to the execution of the underwriting agreement for the public offering.

          (b) If a proposed public offering is initiated other than pursuant to the exercise of demand registration rights of a stockholder of the Company pursuant to a contractual commitment of the Company and includes securities to be offered for the account of the Company ("Company Shares"), the provisions of
                                            --------------
this Section 2(b) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of Common Shares (other than Warrant Shares to be sold by the Holders) that selling stockholders propose to sell therein, whether or not such selling stockholders have the right to include shares therein, plus the number of Warrant Shares that the Holders have requested to be sold therein pursuant to Section 2(d) of this Agreement, plus the Company Shares, exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Company Shares. Such maximum number of shares that may be so sold, excluding the Company Shares, are referred to as the "Maximum Shares."
                        --------------

          If the managing underwriter delivers such Cutback Notice, the number of shares that may be included in the offering shall be allocated as follows:
(i) first, the Company Shares, (ii) second, the Warrant Shares held by Holders which have been requested to be included in such offering pursuant to Section 2(d) of this Agreement, together with the securities of the SRA Holders which have been requested to be included in such offering pursuant to the exercise of "piggy-back" registration rights under the Stockholder Rights Agreement and the securities of 1996 Warrantholders which have been requested to be included in such offering pursuant to the exercise of "piggy-back" registration rights under the 1996 Warrant Registration Rights Agreement (to be allocated on a pro rata basis based on the amount of shares of Common Shares sought to be registered by each such person), (iii) third, the securities of any other stockholders entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company, and (iv) fourth, any other Common Shares requested to be included in such offering.

          (c) If a proposed public offering is either (A) initiated by stockholders of the Company by the exercise of demand registration rights of such stockholders pursuant to a contractual commitment of the Company or (B) entirely a secondary offering, the provisions of this Section 2(c) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of Warrant Shares and Other Shares proposed to be sold therein exceeds the maximum number of shares (the "Maximum Secondary
                                                              -----------------
Shares") specified by the managing underwriter in such Cutback Notice that may
------
be distributed without adversely affecting the price, timing or distribution of the Common Shares being distributed. If the managing underwriter delivers such Cutback Notice, the number of shares that may be included in the offering shall be allocated as follows:

          (i) if the registration is being made pursuant to the exercise of demand registration rights by 1996 Warrantholders, then (A) first, the securities of 1996 Warrantholders which have been requested to be included in such offering pursuant to the exercise of demand registration rights under the 1996 Warrant Registration Rights Agreement, (B) second, the Warrant Shares held by Holders which have been requested to be included in such offering pursuant to Section 2(d) of this Agreement, together with the securities of the SRA Holders which have been requested to be included in such offering pursuant to the exercise of "piggy-back" registration rights under the Stockholder Rights Agreement (to be allocated on a pro rata basis based on the amount of shares of Common Shares sought to be registered by each such person), (C) third, the securities of any other stockholders entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company, (D) fourth, the securities which the Company proposes to register, and (E) fifth, any other Common Shares requested to be included in such offering;

          (ii) if the registration is being made pursuant to the exercise of demand registration rights by SRA Holders, then (A) first, the Warrant Shares held by Holders which have been requested to be included in such offering pursuant to Section 2(d) of this Agreement, together with the securities of SRA Holders which have been requested to be included in such offering pursuant to the exercise of demand registration rights under the Stockholder Rights Agreement and the securities of the 1996 Warrantholders which have been requested to be included in such offering pursuant to the exercise of "piggy-back" registration rights under the 1996 Warrant Registration Rights Agreement (to be allocated on a pro rata basis based on the amount of shares of Common Shares sought to be registered by each such person), (B) second, the securities of any other stockholders entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company, (C) third, the securities which the Company proposes to register, and (D) fourth, any other Common Shares requested to be included in such offering; or

          (iii) if the registration is being made pursuant to the exercise of demand registration rights by stockholders entitled to exercise demand registration rights pursuant to contractual commitments of the Company other than SRA Holders or 1996 Warrantholders, then (A) first, the securities of such stockholders which have been requested to be included in such offering pursuant to the exercise of demand registration rights under such contractual commitments with the Company, (B) second, the Warrant Shares held by Holders which have been requested to be included in such offering pursuant to Section 2(d) of this Agreement, together with the securities of SRA Holders which have been requested to be included in such offering pursuant to the exercise of demand registration rights under the Stockholder Rights Agreement and the securities of the 1996 Warrantholders which have been requested to be included in such offering pursuant to the exercise of "piggy-back" registration rights under the 1996 Warrant Registration Rights Agreement (to be allocated on a pro rata basis based on the amount of shares of Common Shares sought to be registered by each such person), (C) third, the securities of any other stockholders entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company, (D) fourth, the securities which the Company proposes to register, and (E) fifth, any other Common Shares requested to be included in such offering.

          (d) The underwriting agreement for such public offering shall provide that each requesting Holder shall have the right to sell its Warrant Shares (other than Warrant Shares excluded from such public offering pursuant to a Cutback Notice and the terms of Sections 2(b) and 2(c)) to the underwriters and that the underwriters shall purchase the Warrant Shares at the price paid by the underwriters for the Common Shares sold by the Company and/or other selling stockholders, as the case may be. Each Holder participating in such public offering shall (i) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and (ii) be entitled to conduct due diligence, have its Warrant Shares listed, receive copies of the prospectus included in the Registration Statement relating to such offering and receive an Opinion and Comfort Letter upon effectiveness of any such Registration Statement, in each case in the same manner as provided for in Section 3(b)(i) through (iv) of this Agreement with respect to a Resale Shelf.

          3.  Shelf Registration.
              ------------------

          (a) If only the Company sells Common Shares in an initial public offering or all of the Warrant Shares have not been registered under the Securities Act or sold in a public offering of Common Shares, the Company shall file pursuant to Rule 415 under the Securities Act a shelf registration statement on the appropriate form (the "Warrant Registration Statement")
                                        ------------------------------
covering the issuance of the Warrant Shares upon exercise of the Warrants and shall use its best efforts to cause the Warrant Registration Statement to become effective under the Securities Act within 180 days after the closing date of the initial public offering of Common Shares; provided, however, that (1) in no
                                          --------  -------
event may the Warrant Registration Statement be declared effective prior to the first anniversary of the Closing Date and (2) if the Commission shall request that the Company register the resale of the Warrant Shares instead of the issuance thereof, the Warrant Registration Statement shall register such resale as opposed to such issuance. The Company shall use reasonable efforts to keep the Warrant Registration Statement continuously effective until the earlier of
(i) such time as all Warrants have been exercised thereunder or all Warrant Shares have been sold thereunder, as the case may be, and (ii) the second anniversary of the Closing Date (the "Shelf Expiration Date"). Prior to filing
                                      ---------------------
the Warrant Registration Statement or any amendment thereto, the Company shall provide a copy thereof to the Initial Purchasers and their counsel and afford them a reasonable time to comment thereon.

          (b) If the Warrant Registration Statement shall register the resale of the Warrant Shares (a "Resale Shelf") as provided in clause (2) of the proviso
                       ------------
to the first sentence of Section 3(a) above, the Company agrees to:

          (i) make available for inspection by a representative of the Holders, any underwriter participating in any disposition pursuant to such Resale Shelf and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with a Resale Shelf;

          (ii) use its best efforts to cause all Warrant Shares sold under a Resale Shelf to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Holders of Warrant Shares representing a majority of the Warrants originally issued, to the extent such Warrant Shares satisfy applicable listing requirements;

          (iii) provide copies of the prospectus included in such Resale Shelf to Holders that are selling Warrant Shares pursuant to such Resale Shelf;

          (iv) cause to be provided to the Holders and beneficial owners of Warrant Shares, upon the effectiveness of such Resale Shelf, a customary "10b-5" opinion of independent counsel (an "Opinion") and a customary "cold
                                                 -------
     comfort" letter of independent auditors (a "Comfort Letter");
                                                 --------------

          (v) cause to be provided to the Holders and beneficial owners of Warrant Shares an Opinion and Comfort Letter with respect to each Form 10-K and Form 10-Q, including any amendments thereto, that is incorporated by reference in such Resale Shelf; and

          (vi) notify the Holders, (A) when the Resale Shelf has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to the Resale Shelf or of any material request by the Commission or any state securities authority for additional information after the Resale Shelf has become effective, (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Resale Shelf or the initiation of any proceedings for that purpose, (D) if, between the effective date of the Resale Shelf and the closing of any sale of Warrant Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the Resale Shelf is effective such that such Resale Shelf or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

          4.  Suspension.
              ----------

          Notwithstanding the foregoing, during any consecutive 365-day period, the Company shall have the privilege to suspend availability of the Warrant Registration Statement and the related prospectus for one 60-consecutive-day period, except during the 60 days immediately prior to the Expiration Date, if the Board determines in good faith that there is a valid purpose for such suspension and provides notice of such determination (but not the purpose) to the Holders at their addresses appearing in the register of Warrants maintained by the Warrant Agent.

          5.  Blue Sky.
              --------

          The Company shall use its reasonable best efforts to register or qualify the Underlying Securities proposed to be sold or issued pursuant to the Registration Statement or the Warrant Registration Statement under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which any Holder of Warrants may or may be deemed to purchase Underlying Securities upon the exercise of Warrants or resale of the Warrant Shares, as the case may be, and shall use its reasonable best efforts to maintain such registration or qualification through the earliest of (A) in the case of the Registration Statement, the date upon which all of the Warrant Shares have been sold or such other date as shall be required by applicable law, (B) the date upon which all Warrants have been exercised or all Warrant Shares have been resold, as the case may be, under the Warrant Registration Statement and (C) the Expiration Date; provided, however, that the Company shall not be required to (i) qualify as a
-----------------
foreign corporation or as a broker or a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

          6.  Accuracy of Disclosure.
              ----------------------

          The Company (and its successors) represents and warrants to each Holder (and each beneficial owner of a Warrant or Warrant Share) and agrees for the benefit of each Holder (and each beneficial owner of a Warrant or Warrant Share) that, except during any period in which the availability of the Warrant Registration Statement has been suspended, (i) the Warrant Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (ii) the prospectus delivered to such Holder upon its exercise of Warrants or pursuant to which such Holder sells its Warrant Shares, as the case may be, and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          7. Indemnity.
             ---------

          The Company hereby indemnifies each beneficial owner of a Warrant and each person, if any, who controls any beneficial owner of a Warrant within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), or is under common control
                                      ------------
with, or is controlled by, any beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 7 is sought, such a beneficial owner), from and against all losses, damages or liabilities which such beneficial owner or any such controlling or affiliated person suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner or the resale of any Warrant Share by such Holder, in either case pursuant to the Warrant Registration Statement, of the representations, warranties or agreements contained in Section 6. Each beneficial owner of a Warrant Share sold pursuant to a Resale Shelf or a Registration Statement, by accepting its beneficial ownership of a Warrant, hereby (i) agrees to provide the Company with information with respect to it that the Company reasonably requests in connection with any Resale Shelf or a Registration Statement, if applicable, and (ii) agrees, severally and not jointly, to indemnify the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any liability incurred by it or such controlling person as a result of any misstatement of information provided by such beneficial owner to the Company in writing expressly for inclusion in the Resale Shelf or a Registration Statement, if applicable.

          8.  Expenses.
              --------

          All expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Registration Statement or Warrant Registration Statement becomes effective, including without limitation (i) all Commission or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all reasonable expenses of any persons incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees (including legal fees and expenses) and disbursements of the Warrant Agent,
(v) the reasonable fees and disbursements of counsel for the Company and (vi) the fees and disbursements, if any, of the Auditors but excluding (x) fees and disbursements of counsel retained by the participating Holders and (y) the Holders' share of underwriting discounts and commissions.

          9.   Miscellaneous.
               -------------

          (a) No Inconsistent Agreements.  Each of the Company and the Initial
              --------------------------
Purchasers represent to the other that it has not entered into, and agrees that on or after the date of this Agreement it will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Warrants or Warrant Shares in this Agreement or otherwise conflicts with the provisions hereof. The Company represents that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any agreements.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Warrants affected by such amendment, modification, supplement, waiver or consent; provided that any amendment, modification or supplement to
                   --------
this Agreement which, in the good faith opinion of the Board of Directors of the Company (and evidenced by a resolution of such board), does not adversely affect any Holder, shall not be subject to such requirement for written consent.

          (c) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 9(c); and (ii) if to the Company, initially at the Company's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(c).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, subsequent Holders; provided that
                                                            --------
nothing herein shall be deemed to permit any assignment, transfer or other disposition of Warrants in violation of the terms of the Purchase Agreement, the Warrant Agreement or applicable law. If any transferee of any Holder shall acquire Warrants, in any manner, whether by operation of law or otherwise, such Warrants shall be held subject to all of the terms of this Agreement and the Warrant Agreement, and by taking and holding such Warrants such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement or the Warrant Agreement and such person shall be entitled to receive the benefits hereof.

          (e) Purchases and Sales of Warrants.  The Company shall not, and shall
              -------------------------------
use its best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Warrants other than Warrants acquired and canceled.

          (f) Third Party Beneficiary.    The Holders shall be third party
              -----------------------
beneficiaries to the agreements made hereunder among the Company and the Initial Purchasers, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law.  This Agreement shall be governed by the laws of
              -------------
the State of New York.

          (j) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Waiver of Immunity.  To the extent that the Company has or
              ------------------
hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by law.

          (l) Initial Public Offering.  Notwithstanding anything to the contrary
              -----------------------
herein contained, if the Company conducts an initial public offering of equity securities (other than Common Shares), the Company will give the Holders the opportunity to convert such Warrants into warrants to purchase such equity securities and their Warrant Shares into such equity securities. Such conversion opportunity will be on terms and conditions determined to be fair and reasonable by the Company's Board of Directors.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              DIVA SYSTEMS CORPORATION



                              By: /s/  Alan H. Bushell
                                  --------------------
                              Name:   Alan H. Bushell
                              Title:  President, Chief Operating Officer, Chief
                                      Financial Officer and Secretary


Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
CHASE SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED

By:  Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

For itself and on behalf of the other Initial Purchasers



By:  /s/ Lisa Craig
     -------------------------------
Name:  Lisa Craig
Title: Authorized Signatory